                                                                   EXHIBIT 10.59


                     THE INDUSTRIAL DEVELOPMENT BOARD OF THE

                               CITY OF HUNTSVILLE

                                       AND

                                 MAGNETEK, INC.



                    ________________________________________

                       FOURTH AMENDMENT TO LEASE AGREEMENT
                    ________________________________________






                                        Prepared by:


                                        Johnnie F. Vann
                                        SIROTE & PERMUTT, P.C.
                                        200 Clinton Avenue West
                                        Suite 1000
                                        P. O. Box 18248
                                        Huntsville, Alabama  35804



                           DATED AS OF OCTOBER 1, 1993
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     THIS FOURTH AMENDMENT TO LEASE AGREEMENT dated as of October 1, 1993 (the
"Fourth Amendment to Lease Agreement") supplementing and amending that certain Lease Agreement dated as of November 1, 1988, recorded in Deed Book 7250, page 1127 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Lease"), between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE, a public corporation duly organized and existing under the Constitution and laws of the State of Alabama (the "Board"), and BURNETT-NICKELSON INVESTMENTS which transferred all of its right, title and interest under the Lease to MAGNETEK, INC., a Delaware corporation (the "Lessee"), pursuant to that certain Assignment of Lease and Equity in Project dated January 19, 1993, recorded in Deed Book 806, page 483 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama, which Original Lease was amended by that certain Amendment to Lease Agreement dated as of February 1, 1993, recorded in Deed Book 808, page 134 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Amendment to Lease Agreement"), between the Board and the Lessee, and which was further amended by that certain Second Amendment to Lease Agreement dated as of March 1, 1993 recorded in Deed Book 810, page 602 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Second Amendment to Lease Agreement"), between the Board and the Lessee, and which was further amended by that certain Third Amendment to Lease Agreement dated as of May 1, 1993, recorded in Deed Book 813 at page 891 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Third Amendment to Lease Agreement") between the Board and Lessee (the Original Lease, Amendment to Lease Agreement, the Second Amendment to Lease Agreement, and the Third Amendment to Lease Agreement are hereinafter referred to as the "Lease").

                              W I T N E S S E T H:

     WHEREAS, the Board was organized pursuant to the provisions of Act No. 648 adopted at the 1949 Regular Session of the Legislature of the State of Alabama, approved September 19, 1949, as amended (said Act being codified as CODE OF ALABAMA 1975, Section 11-54-80, ET SEQ., and hereinafter referred to as the "Act"); and

     WHEREAS, the Board has heretofore executed and delivered to First Alabama Bank, as trustee (hereinafter referred to as the "Trustee"), that certain Mortgage and Indenture of Trust dated as of November 1, 1988, recorded in Mortgage Book 1593, page 713 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (hereinafter referred to as the "Original Indenture") pursuant to which the Board issued its First Mortgage Industrial Revenue Bonds (Burnett-Nickelson Project) Series 1988 in the principal amount of $1,400,000 (the "Original Bond") to finance the cost of acquiring real property and constructing and equipping thereon an industrial facility (the said real property, equipment and improvements being hereinafter referred to as the "Project"); and


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     WHEREAS, the Board refunded the Original Bond with part of the proceeds of its Series 1993A Bond issued pursuant to that certain First Supplemental Mortgage and Indenture of Trust between the Board and the Trustee dated as of February 1, 1993 and recorded in Mortgage Book 1885 at page 138 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "First Supplemental Indenture"); and

     WHEREAS, the Board issued additional Bonds with the proceeds of its Series 1993B Bond issued pursuant to that certain Second Supplemental Mortgage and Indenture of Trust between the Board and the Trustee dated as of March 1, 1993 and recorded in Mortgage Book 1897 at page 435 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Second Supplemental Indenture") and;

     WHEREAS, the Board amended and supplemented the Original Indenture by a Third Supplemental Mortgage and Indenture of Trust between the Board and the Trustee dated as of May 1, 1993 and recorded in Mortgage Book 1916 at page 717 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Third Supplemental Indenture") (the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture hereinafter referred to as the "Indenture").

     WHEREAS, the Board is leasing the Project to the Lessee under and pursuant to the Lease; and

     WHEREAS, the Board and the Lessee now desire that the Lease be Amended to include additional real property in the Project and for the expansion and further developing the Project as provided in the Act; and

     WHEREAS, the execution and delivery of this Fourth Amendment to Lease Agreement has been duly approved by the Board of Directors of the Board;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth and the sum of Ten Dollars ($10.00) paid to the Board by the Lessee, the receipt and sufficiency of which is hereby acknowledged, the parties hereto formally covenant, agree and bind themselves as follows:

     Section 1. DEFINITIONS. In addition to the terms defined in the preamble hereto, terms defined in the Lease shall have the same meaning when used herein.

     Section 2. REPRESENTATIONS BY THE BOARD. The Board represents and warrants that:

          (a) Under the provisions of the Act, the Board has the power to enter into the transactions contemplated by the Lease as amended by this Fourth Amendment to Lease Agreement and to carry out its obligations hereunder and the Board is not in default


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     under the Lease or the Indenture or otherwise under any of the laws of the
     State of Alabama.

          (b) The Board of Directors of the Board has duly authorized the execution and delivery of this Fourth Amendment to Lease Agreement, the Fourth Supplemental Indenture and all other instruments and documents previously or contemporaneously executed and delivered by the Board in connection with the addition of the real property to the Project.

     Section 3. REPRESENTATIONS BY THE LESSEE. The Lessee represents and warrants that:

          (a) Neither the execution and delivery of this Fourth Amendment to Lease Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Fourth Amendment to Lease Agreement will conflict with or constitute a breach of or default under any agreement or instrument to which the Lessee is a party or by which the Lessee is bound.

          (b) No event of default or any event which, with the giving of notice or the lapse of time, or both, would constitute an event of default under
     Section 10.1 of the Lease has occurred or is occurring.

          (c) The Board of Directors of the Lessee has duly authorized the execution and delivery of this Fourth Amendment to Lease Agreement and all other instruments and documents previously or contemporaneously executed and delivered by the Lessee in connection with the addition of the real property to the Project.

     Section 4.  ACKNOWLEDGEMENTS CONCERNING AD VALOREM TAXES.

     The Lessee and the Board acknowledge that under present law the Project (as it exists prior to the addition of the real property pursuant to this Fourth Amendment to Lease Agreement) is entirely exempt from ad valorem taxes levied by the City because the record title holder of the Project is the Board. The Lessee and the Board acknowledge that under present law the real estate added by this Lease Agreement is exempt from non-educational ad valorem taxes levied by the City because the record title holder of the Project is the Board.

     Section 5. DEMISE OF REAL PROPERTY. The Board hereby, in confirmation of the Lease, demises and leases to the Lessee, and the Lessee leases from the Board, the Leased Land which shall include, but is not limited to, the property and the improvements thereon and to be constructed thereon, more particularly described in Exhibit "A" hereto, as well as the property more particularly described in Exhibit "A" to the Lease.


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     Section 6.  ZONING AND ENVIRONMENTAL LAWS.  Lessee covenants and warrants that all applicable zoning laws, ordinances and regulations affecting the Project permit the use and occupancy of the Project by the Lessee, and Lessee further covenants and warrants to comply with all environmental and ecological laws, ordinances and regulations affecting the Project and to indemnify Board and Trustee from any and all losses, damages, and liability resulting from Lessee's failure to comply with such environmental and ecological laws, ordinances and regulations.

     Section 7. NOTICES. All notices required by Section 12.5 of the Lease should be sent to the Lessee at: MagneTek, Inc., 11150 Santa Monica Blvd., Los Angeles, CA 90025, Attention: Sam Miley.

     Section 8. CONFIRMATION. As amended by this Fourth Amendment to Lease Agreement, the Lease is, in all respects, ratified and confirmed, and the Lease and this Fourth Amendment to Lease Agreement shall be read, taken and construed as one and the same instrument so that all of the rights, remedies, terms, conditions, covenants and agreements of the Lease shall apply and remain in full force and effect with respect to this Fourth Amendment to Lease Agreement.

     IN WITNESS WHEREOF, the Lessee has caused this Fourth Amendment to Lease Agreement to be executed in its name by its duly authorized officers this the ___ day of October, 1993, and the Board has caused this Fourth Amendment to Lease Agreement to be executed in its name and its corporate seal to be hereunto affixed, attested and witnessed by its duly authorized officers, this the ___ day of October, 1993 all effective as of the date first above written.

                              THE INDUSTRIAL DEVELOPMENT BOARD
                              OF THE CITY OF HUNTSVILLE

                              By:
                                 ---------------------------------------
                              Its: Chairman
ATTEST:


- - ------------------------------
Its: Secretary

  [S E A L]

                              MAGNETEK, INC.

                              By:
                                 ----------------------------------------
                              Its:
                                  ----------------------------------------
ATTEST:

By:
   ---------------------------
Its:
    ---------------------------


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                                     CONSENT

     First Alabama Bank, as Holder of 70% of the outstanding Series 1988 bonds as defined in the Indenture, and MagneTek, Inc., hereby consent to the above Fourth Supplemental Indenture.

                                   FIRST ALABAMA BANK,
                                   as Series 1988, 1993A and
                                   1993B Bondholder


                                   By:
                                       --------------------------------
                                   Its:
                                        ----------------------------


                                   FIRST ALABAMA BANK, as Trustee


                                   By:
                                       --------------------------------
                                   Its:
                                        ----------------------------


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                            ACKNOWLEDGMENT OF LESSOR

STATE OF ALABAMA    )
                    )
COUNTY OF MADISON   )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as Chairman of The Industrial Development Board of the City of Huntsville a public corporation, is signed to the foregoing Fourth Amendment to Lease Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of this Fourth Amendment to Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this the _______ day of October, 1993.



                                   ------------------------------------
                                   Notary Public
                                   My commission expires
                                                         ----------------


                            ACKNOWLEDGMENT OF LESSEE

STATE OF ______________  )
                         )
COUNTY OF ______________ )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that _________________________ as _________________________ of
MagneTek, Inc., a Delaware corporation, whose name is signed to the foregoing Fourth Amendment to Lease Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of this Fourth Amendment to Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this the ______ day of October, 1993.



                                   ------------------------------------
                                   Notary Public
                                   My commission expires
                                                         ----------------


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                                   EXHIBIT "A"

               TO THAT CERTAIN FOURTH AMENDMENT TO LEASE AGREEMENT
                                 BY AND BETWEEN
           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE
                                       AND
                                 MAGNETEK, INC.

           __________________________________________________________


All that part of the northeast quarter of Section 17, Township 5 South, Range 2 West, Madison County, Alabama and particularly described as:

Commencing at the northeast corner of Lot 2, Block 1 of Gateway Industrial Park as recorded in Plat Book 19, Page 5 in the Office of the Judge of the Probate Court of Madison County, Alabama; thence S 01 DEG.03'54" E along the west right-of-way line of Wall-Triana Highway and the east boundary of said Lot 2 a distance of 585.00 feet to the point of beginning; thence continue S 01 DEG.03'54" E along the said west right-of-way of Wall-Triana Highway a distance of 160.00 feet; thence northwesterly a distance of 78.54 feet along a curve to the left which has a radius of 50.00 feet and a chord bearing N 43 DEG.56'06" W a distance of 70.71 feet; thence N 88 DEG.56'06" W a distance of 955.00 feet to the beginning of a curve to the left; thence southwesterly a distance of 100.93 feet along said curve to the left which has a radius of 120.00 feet and a chord bearing S 66 DEG.58'13" W a distance of 97.98 feet to the beginning of a curve to the right; thence a distance of 238.96 feet along said curve to the right which has a radius of 60.00 feet and a chord bearing N 23 DEG.01'47" W a distance of 109.54 feet; thence S 88 DEG.56'06" E a distance of 1089.16 feet to the beginning of a curve to the left; thence northeasterly a distance of 78.54 feet along said curve to the left which has a radius of 50.00 feet and which has a chord bearing N 46 DEG.03'54" E a distance of 70.71 feet to the point of beginning and containing 1.804 acres, more or less.

ALSO KNOWN AS:  East Gate Drive


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